EXHIBIT 10.01

SBA Loan - PROMISSORY NOTE

This Promissory Note (this "Note") is made on 4/16/20 by (together with its successors and assigns, "Borrower") in favor of MidFirst Bank (together with its successors and assigns, "Lender").

PROMISE TO PAY. Borrower promises to pay to Lender, or order, in lawful money of the United States of America, the principal amount of $1,447,400, together with interest on the unpaid principal balance from, calculated as described in the "INTEREST CALCULATION METHOD" paragraph below using an interest rate of one percent (1.000%), until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. No payment of principal or interest will be due until the first Business Day of the seventh month after 4/16/20 (the "First Payment Date"). On the First Payment Date, and on each first Business Day from the First Payment Date until the first Business Day of the 24th month after 4/16/20, Borrower shall pay principal plus interest accrued under this Note in 18 monthly installments based on an 18 month amortization schedule determined by Lender on the principal balance of this Note owing on the First Payment Date with interest accruing as set forth in this Note. In addition to any of the foregoing amounts, on the first Business Day of the 24th month following, 4/13/20 Borrower shall pay all then accrued and unpaid Indebtedness.

Unless otherwise required by applicable law, payments will be applied as Lender directs in its sole discretion. All payments must be made in U.S. dollars and must be received by Lender at: Payment Processing Department, PO Box 76149, Oklahoma City, OK 73147-2149. All payments must be received by Lender consistent with any written payment instructions provided by Lender.

INTEREST CALCULATION METHOD. Interest on the Indebtedness is computed on a 30/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable on the Indebtedness is computed using this method.

PRINCIPAL FORGIVENESS. Some, or all, of the principal of the Indebtedness may be forgiven as permitted under Section 1106 (as such section is hereafter amended and interpreted by the Small Business Administration) of the Coronavirus Aid, Relief, and Economic Security Act (or the CARES Act) of 2020 (“Debt Forgiveness”). Borrower, not Lender, is responsible for ensuring that Borrower is eligible for Debt Forgiveness. Borrower shall, within 12 weeks after 4/13/20, request Debt Forgiveness, to the extent Borrower is eligible for Debt Forgiveness and provides Lender with all documentation Lender requires to support Borrower’s request for Debt Forgiveness. Lender will, within 60 days after Lender receives Borrower’s Debt Forgiveness request and all required documentation for Debt Forgiveness (the “Debt Forgiveness Determination”), confirm whether Borrower qualifies for Debt Forgiveness, but Lender will not be liable to Borrower for Lender’s determination. Borrower waives any claim against Lender related to Debt Forgiveness.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note or the other Loan Documents, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: MidFirst Bank, P.O. Box 76149 Oklahoma City, OK 73147-2149.

LATE CHARGE AND DISHONORED ITEM FEE. If a payment is 10 days or more late, then Borrower will be charged 5.00% of the unpaid portion of the regularly scheduled payment. Borrower shall pay a fee to Lender of $25.00 if Borrower makes a payment on the Indebtedness and the check or other payment order including any preauthorized charge with which Borrower pays is later dishonored.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on the Indebtedness shall automatically increase by 6.00 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and promises to Lender that:

Loan Purpose. The primary purpose of the Loan is business, and not personal, family or household, or personal investment.

Existence and Good Standing. If Borrower is other than a natural person, Borrower is duly formed, in existence and good standing in its jurisdiction of formation, and is registered and in good standing in all other jurisdictions in which it is required to register.

Authority. If Borrower is other than a natural person, Borrower is duly authorized to enter into this Note and the Loan Documents. Borrower has duly executed and delivered to Lender this Note and the Loan Documents. If Borrower is other than a natural person, then the natural person, or persons, signing this Note and the Loan Documents is, and was, and he or she also represents and promises to Lender, that he or she is and was, duly authorized to execute and deliver this Note and the Loan Documents to Lender.

No Conflict or Breach. Borrower’s execution and delivery of this Note and the Loan Documents does not breach or conflict with any (a) if Borrower is other than a natural person, of Borrower’s governing documents, or (b) contract, agreement or other arrangement or obligation of Borrower.

Capacity. No natural person executing this Note and the Loan Documents, on behalf of himself, herself or any entity, lacks capacity to contract by age, mind or other form of diminished capacity.

SBA Payment Protection Program. Borrower knows and understands all terms of Coronavirus Aid, Relief, and Economic Security Act (or the CARES Act) of 2020, and all SBA rules and guidance regarding the Payment Protection Program, and has not relied, and will not rely, on Lender or any of Lender’s shareholders, directors, officers, agents, employees, or representatives in determining whether Borrower is eligible for said Program or Debt Forgiveness. Borrower acknowledges that the SBA has limited funds for said Program, and funds will be disbursed on a first come, first serve basis by the SBA. Therefore, Borrower holds Lender harmless from all claims related to Borrower’s loan not being funded because the funding of said Program has been exhausted or expired.

DEFAULT. Each of the following constitutes an Event of Default under this Note:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the other Loan Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any agreement with any person that may materially affect any of Borrower's property or ability to perform his, her or its obligations under this Note or any of the Loan Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Loan Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency; Existence. (1) Borrower dissolves (regardless of whether election to continue is made; (2) any member or partner of Borrower withdraws from its ownership in Borrower; (3) any interest-holder or shareholder of Borrower owning, controlling or holding more than 25% of the shares (directly or indirectly) or interests of Borrower sells his or her interest or shares in Borrower; (4) Borrower’s existence is otherwise terminated; (5) Borrower (if a natural person) or any member, partner or interest holder of Borrower dies; (6) Borrower is or becomes insolvent; (7) a receiver is appointed for any part of Borrower's property or business; (8) Borrower makes any assignment for the benefit of creditors; or (9) any proceeding under any bankruptcy or insolvency laws is commenced by or against Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Note, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice of any kind to Borrower.

Election of Remedies. All of Lender's rights and remedies, whether evidenced by the Loan Documents or any other writing, at law or in equity, are cumulative and may be exercised singularly or concurrently. Lender’s election to pursue any remedy does not prevent Lender from pursuing any other remedy.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Note:

Amendments. The Loan Documents constitute the entire understanding and agreement of the parties as to the concerning such matters either are included in the Loan Documents or do not constitute an aspect of the agreement of the parties. Except as may be specifically set forth in this Note, no conditions precedent or subsequent, of any kind whatsoever, exist with respect to Borrower's obligations under the Loan Documents. No alteration of or amendment to the Loan Documents will be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of the Loan Documents. Lender may hire or pay someone to help enforce the Loan Documents, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. All such costs and expenses shall become a part of the Indebtedness and bear interest as set forth above from the date incurred or paid by Lender to the date of repayment by Borrower. All such costs and expenses will be payable on demand.

Caption Headings. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.

Re-execution or Replacement. The SBA has not yet mandated any form of, or specific requirements for a, promissory note for the Paycheck Protection Program. If Lender determines that the SBA has issued a form promissory note or specific requirements that this Note does not contain, then within 10 days after Lender’s written request, Borrower will execute a new form of promissory note provided that none of the loan amount, interest rate or repayment terms of the new promissory note is different from this Note.

Governing Law. The Loan Documents will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Oklahoma without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Oklahoma. Notwithstanding the foregoing, if SBA becomes the holder of this Note, then this Note and the Loan Documents will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note and the Loan Documents, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under the Loan Documents unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of the Loan Documents does not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of the Loan Documents. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, will constitute a waiver of any of Lender's rights or of any of Borrower's obligations as to any future transactions. Whenever the consent of Lender is required under the Loan Documents, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under the Loan Documents must be given in writing, and will be effective when actually delivered, when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to, unless otherwise indicated in this Note or the Other Loan Documents, Lender at: Business Express, 11001 N Rockwell Ave, Oklahoma City, OK 73162, and to Borrower at the address set forth below Borrower’s signature on this Note. Any party may change its address for notices under the Loan Documents by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address.

Severability. If a court of competent jurisdiction finds any provision of the Loan Documents to be illegal, invalid, or unenforceable as to any circumstance, that finding will not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision will be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it will be considered deleted from the Loan Documents. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of the Loan Documents will not affect the legality, validity or enforceability of any other provision of the Loan Documents.

Successors and Assigns. Borrower may not (without Lender’s prior written consent) assign to any party other than Lender any of its rights or obligations under the Loan Documents. Subject to the foregoing, the Loan Documents are binding upon and inure to the benefit of the parties, their successors and assigns.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Borrower in the Loan Documents survive the execution and delivery of the Loan Documents, are continuing in nature, and will remain in full force and effect until such time as the Indebtedness is paid in full.

Time is of the Essence. Time is of the essence in the performance of this Note.

Online Banking Access. Borrower requests that Lender add the loan made pursuant to this Note (the "Loan Account") to Borrower's online banking profile, if any, in (a) iManage Business Banking ("iMBB") or (b) iManage Business Express ("iMBX"; each of iMBB and iMBX is a "System"). If Borrower is not an administrator of Borrower's iMBB profile, then Lender will grant Loan Account access only to Borrower's iMBB profile administrator. The administrator may grant Borrower and other users access to the Loan Account on IMBB. The Loan Account will be linked to Borrower's other accounts in the System and may have transfer capability. Borrower understands that all users of the System who have access to the Loan Account may request loan advances through the System. Borrower represents and warrants that Borrower has authority to link the Loan Account with other accounts in Borrower's System profile. Lender may remove the Loan Account from Borrower's System profile at any time and for any reason.

Indemnification of Lender. Borrower shall indemnify, defend (with Lender's selected counsel) and hold Lender harmless from all claims, suits, obligations, damages, losses, costs and expenses (including, without limitation, Lender's attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever that may be asserted against Lender (or its officers, directors, employees and agents) or that Lender (or its officers, directors, employees and agents) may incur arising out of, relating to, or in any way occasioned by (1) this Note, the System or any matter related to Debt Forgiveness, or (2) the exercise of Lender's rights and remedies under this Note (including, without limitation, exercising any rights collaterally assigned to Lender under this Note or any other Loan Documents).

Waive Jury. Borrower waives the right to a jury trial in any action, proceeding, or counterclaim brought by any party under the Loan Documents.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Note. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Note shall have the meanings attributed to such terms in the Uniform Commercial Code:

Application. The words "Application" mean the Paycheck Protection Program Borrower Application Form (SBA Form 2483) that Borrower completed and submitted to Lender when applying for the Loan.

Business Day. The words "Business Day" mean each day of the week which is not a Saturday, Sunday or a holiday recognized and observed by the Board of Governors of the Federal Reserve System.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by this Note and the other Loan Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under the Loan Documents.

Lender. The word "Lender" means MidFirst Bank, its successors and assigns, and the SBA.

Loan. The word "Loan" means the loan Lender extends to Borrower in the principal amount of $1,447,400 pursuant to this Note.

Loan Documents. The words "Loan Documents" mean this Note, the Application, and all other instruments evidencing, guarantying, securing, governing or relating to the Loan, and all amendments, modifications, renewals, substitutions and replacements of any of the foregoing Loan Documents.

SBA. The word "SBA" means the Small Business Administration, an Agency of the United States of America.

BORROWER HAS READ AND UNDERSTOOD ALL PROVISIONS OF THIS NOTE, AND AGREES TO THIS NOTE’S TERMS. BORROWER HAS HAD THE OPPORTUNITY TO HAVE THIS NOTE REVIEWED BY LEGAL COUNSEL OF BORROWER’S CHOSING. THIS NOTE IS DATED.

BY SIGNING THIS NOTE EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS NOTE AND THE OTHERLOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

BORROWER:

Educational Development Corporation

By:

Address: